UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2007

SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-14213	51-0401125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

6451-C El Camino Real
Carlsbad, California 92008
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (760) 918-1860

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Form 8-K, references to “we,” “our,” “us,” “Company,” “Sub Surface” or the “Registrant” refer to Sub Surface Waste Management of Delaware, Inc., a Delaware corporation.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 5, 2007, Mr. Bruce Beattie (“Mr. Beattie”) announced his resignation as the Chief Executive Officer and as a director of Sub Surface Waste Management of Delaware, Inc. (the “Company”), effective immediately. Mr. Beattie did not serve on any committees of the Board of Directors. Mr. Beattie resigned for personal reasons.

As a result of Mr. Beattie’s resignation, the Company’s Chief Executive Officer position is currently vacant. The Company intends to appoint a new Chief Executive Officer as soon as practicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2007	SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC. (Registrant)

	By:	/s/ Conrad Nagel
Conrad Nagel Chief Financial Officer

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